UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2020

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

On January 16, 2020, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted a revised Amended and Restated Executive Officer Severance Plan (the “Plan”). The Plan amends and restates in its entirety the Amended and Restated Executive Officer Severance Plan adopted by the Board on November 3, 2016 (the “First Amended Plan”), which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 3, 2016. The Plan retains the substantive provisions of the First Amended Plan, but revises the Cause definition to more closely track the current employment agreement of Farmer Mac’s Chief Executive Officer, clarifies the terms under which an executive may terminate employment on an adverse change in conditions of employment, removes payment of accrued vacation and certain bonus components (other than the target annual bonus as part of the general severance payment), and makes other administrative and modernizing changes. The Board also approved a new form of participation agreement with enhanced and clarified restrictions on competition, solicitation, and disparagement, made other procedural changes, and updated the attached form of release. The amended Plan is effective as of January 16, 2020.

Participation in the Plan is limited to certain executive officers of Farmer Mac who are designated by the Plan Administrator and approved by the Board’s Compensation Committee and who are not parties to individual employment agreements with Farmer Mac. The individuals currently designated for participation in the Plan are Farmer Mac’s four Executive Vice Presidents: Zachary N. Carpenter (Executive Vice President - Chief Business Officer), John C. Covington (Executive Vice President - Chief Credit Officer), Stephen P. Mullery (Executive Vice President - General Counsel and Secretary), and Aparna Ramesh (Executive Vice President - Chief Financial Officer and Treasurer). To become a participant in the Plan (a “Participant”), the designated executive officers must execute a participation agreement (“Participation Agreement”) that sets forth the conditions for receipt of payments and benefits under the Plan.

Under the Plan, if Farmer Mac terminates a Participant’s employment other than for “Cause” (as defined in the Plan) or if the Participant terminates his or her employment with Farmer Mac after an “Adverse Change in Conditions of Employment” (as defined in the Plan), upon execution of a valid release agreement that becomes effective and irrevocable, the Participant will be entitled to:

(1)	an amount equal to the sum of the Participant’s annual base salary and annual target bonus, payable in one lump sum;

(2)
for 12 months, Farmer Mac’s payment of the cost of premiums for the Participant and the Participant’s eligible dependents for continuing health, dental, and vision benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), which amounts shall be limited to the excess over what Farmer Mac’s active employees are then required to pay for comparable benefits sponsored by the company and the payment of which shall also be subject to the Participant’s continued compliance with the terms of the Participation Agreement, with payment ceasing if the individual becomes eligible for a new employer’s coverage; and

(3)
payment of any accrued and unpaid annual base salary and any unpaid expense reimbursements incurred by the Participant for ordinary and reasonable business expenses incurred in the course of conducting Farmer Mac business.

The payments and benefits described in (1), (2), and (3) above will be in lieu of any other severance payments to Participants. The payments described in (3) above shall not include any accrued vacation pay or any accrued annual target bonus other than amounts not yet paid for service during an entire completed fiscal year, subject to discretion exercised in the ordinary course.

Amounts payable to any Participant under the Plan are subject to any recoupment or clawback policy as may be implemented and interpreted by Farmer Mac, including those implemented to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other applicable law or regulation.

This description is qualified in its entirety by reference to the Plan and the Participation Agreement. The Plan is attached to this report as Exhibit 10.1 and is incorporated by reference. The Participation Agreement is attached to this report as Exhibit 10.2 and is incorporated by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

10.1	Amended and Restated Executive Officer Severance Plan (effective January 16, 2020)
10.2	Severance Plan Participation Agreement (effective January 16, 2020)
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation
101.DEF	Inline XBRL Taxonomy Extension Definition
101.LAB	Inline XBRL Taxonomy Extension Label
101.PRE	Inline XBRL Taxonomy Extension Presentation
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: January 23, 2020